TRANSAMERICA FUNDS
Transamerica Money Market
Supplement dated March 1, 2009 to the Prospectuses dated March 1, 2009
The following information supplements information concerning Transamerica Money Market in the Prospectuses:
Transamerica Money Market (the “Fund”) has enrolled in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program currently runs through April 30, 2009. The Board of Trustees of Transamerica Funds (the “Board”) has determined that it is in the best interests of the Fund and its shareholders to participate in the Program through that date.
The Program guarantees that shareholders of record on September 19, 2008 of a money market fund that participates in the Program will receive $1.00 dollar per share for fund shares outstanding as of the close of business on that date in the event that the fund “breaks the dollar,” meaning that its net asset value falls below $1.00 per share. This guarantee is subject to a number of terms and conditions, some of which are discussed below.
Shareholders of record of the Fund on September 19, 2008 are referred to in this supplement as “Eligible Shareholders.” An Eligible Shareholder’s holdings in the Fund as of September 19, 2008 represent the maximum amount of that Shareholder’s shares eligible for coverage under the Program. If the number of an Eligible Shareholder’s Fund shares increases above the number held on September 19, 2008, those additional shares will not be covered. If the number of Fund shares held fluctuates over the period covered by the Program, an Eligible Shareholder will be covered for either the number of Fund shares held as of the close of business on September 19, 2008 or the current number of Fund shares, whichever is less (“Eligible Shares”). If an Eligible Shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed under the Program.
The Fund must liquidate and comply with certain other conditions for Eligible Shareholders to receive payments under the Program. Currently, the Program provides coverage for claims for all participating money market funds of up to $50 billion dollars, which may not be sufficient to pay all claims. Consequently, the Fund’s participation in the Program will not necessarily result in Eligible Shareholders receiving $1.00 per Eligible Share, even if the Fund has complied with all of the Program’s terms and conditions. If the Fund were to receive less than full payment under the Program, then each Eligible Shareholder would receive a pro rata payment based on the total number of his or her Eligible Shares.
The Program is temporary, but may be extended by the Treasury up to September 18, 2009. If the Treasury extends the Program past April 30, 2009, the Board will consider whether it is in the best interests of the Fund and its shareholders to continue to participate in the Program.
The Fund has paid to the Treasury fees totaling of 0.025% (2.5 basis points) of the Fund’s designated asset base (i.e., the number of Fund shares held of record as of September 19, 2008 multiplied by $1.00) to participate in the Program through April 30, 2009. This expense will be borne by the Fund without regard to any expense limitation agreement in effect for the Fund. Participation in any further extension of the Program would require payment of an additional fee by the Fund, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any such extension.
Additional information regarding the Program is available at http://www.ustreas.gov.
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Investors Should Retain this Supplement for Future Reference